                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 9, 2000
                    Capita Equipment Receivables Trust 1997-1


 A New York         Commission File           I.R.S. Employer
Corporation         No. 333-34793              No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                        Telephone Number (973) 535-5909

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                 AUGUST 10, 2000       PAYMENT DATE:      AUGUST 15, 2000
COLLECTION PERIOD:                                    JULY 31, 2000

  I.    INFORMATION REGARDING THE CONTRACTS
      1.  CONTRACT POOL PRINCIPAL BALANCE
          a.      Beginning of Collection Period                   $ 283,085,272
          b.      End of Collection Period                         $ 266,728,569
          c.      Reduction for Collection Period                  $  16,356,703
      2.  DELINQUENT SCHEDULED PAYMENTS
          a.      Beginning of Collection Period                   $   6,918,500
          b.      End of Collection Period                         $   6,998,097
      3.  LIQUIDATED CONTRACTS
          a.      Number of Liquidated Contracts
                  with respect to Collection Period                          135
                                                                   -------------
          b.      Required Payoff Amounts of Liquidated Contracts  $   1,715,243
          c.      Total Reserve for Liquidation Expenses           $      --
          d.      Total Liquidation Proceeds Received              $     208,111
          e.      Liquidation Proceeds Allocated to Owner Trust    $     188,674
          f.      Liquidation Proceeds Allocated to Depositor      $      19,437
          g.      Current Realized Losses                          $   1,526,569
      4.  PREPAID CONTACTS
          a.      Number of Prepaid Contracts with respect
                  to Collection Period                                       406
                                                                   -------------
          b.      Required Payoff Amounts of Prepaid Contracts     $   1,982,780
      5.  PURCHASED CONTRACTS (BY TCC)
          a.      Number of Contracts Purchased by TCC with
                  respect to Collection Period                                 0
                                                                   -------------
          b.      Required Payoff Amounts of Purchased Contracts   $      --

      6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                                    -------------------------------------------------------------------------------
                                                                                                                 % OF AGGREGATE
                                                       NUMBER OF         % OF          AGGREGATE REQUIRED        REQUIRED PAYOFF
                                                       CONTRACTS       CONTRACTS         PAYOFF AMOUNTS              AMOUNTS
                                                   --------------------------------------------------------------------------------

       a.  Current                                      27,268         89.21%            $245,904,409               89.84%
       b.  31-60 days                                    1,557          5.09%            $ 13,929,813                5.09%
       c.  61-90 days                                      753          2.46%            $  7,059,789                2.58%
       d.  91-120 days                                     384          1.26%            $  3,193,781                1.17%
       e.  120+ days                                       603          1.97%            $  3,638,874                1.33%
       f.  Total                                        30,565        100.00%            $273,726,666              100.00%

      7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

      -----------------------------------------------------------------------------------------------------------------------------
                                      % OF                       % OF                       % OF                     % OF
                                    AGGREGATE                  AGGREGATE                 AGGREGATE                 AGGREGATE
                                 REQUIRED PAYOFF            REQUIRED PAYOFF           REQUIRED PAYOFF           REQUIRED PAYOFF
                                     AMOUNTS                    AMOUNTS                   AMOUNTS                   AMOUNTS
          COLLECTION
            PERIODS           31-60 DAYS PAST DUE        61-90 DAYS PAST DUE       91-120 DAYS PAST DUE      120+ DAYS PAST DUE
      -----------------------------------------------------------------------------------------------------------------------------

           07/31/00                    5.09%                      2.58%                     1.17%                     1.33%
           06/30/00                    5.62%                      2.56%                     1.09%                     1.56%
           05/31/00                    4.63%                      1.83%                     1.16%                     1.57%
           04/30/00                    4.92%                      2.47%                     1.45%                     1.34%
           03/31/00                    5.20%                      2.85%                     1.14%                     1.25%
           02/29/00                    6.39%                      2.83%                     1.32%                     1.63%
           01/31/00                    5.70%                      2.42%                     1.30%                     1.55%
           12/31/99                    5.66%                      2.51%                     1.39%                     1.25%
           11/30/99                    5.55%                      2.46%                     1.24%                     1.39%
           10/31/99                    5.24%                      2.77%                     1.17%                     1.45%
           09/30/99                    5.19%                      2.14%                     1.13%                     1.38%
           08/31/99                    4.43%                      2.01%                     1.19%                     1.22%
           07/31/99                    4.53%                      2.14%                     1.21%                     1.27%
           06/30/99                    5.01%                      2.02%                     1.19%                     1.31%
           05/31/99                    5.77%                      2.37%                     1.10%                     1.38%
           04/30/99                    5.01%                      2.11%                     0.86%                     1.09%
           03/31/99                    5.41%                      2.06%                     0.92%                     1.15%
           02/28/99                    5.60%                      2.08%                     1.15%                     1.24%
           01/31/99                    5.46%                      2.19%                     0.94%                     1.11%
           12/31/98                    5.26%                      1.86%                     0.90%                     0.93%
           11/30/98                    5.07%                      1.66%                     0.78%                     0.88%
           10/31/98                    3.93%                      1.32%                     0.66%                     0.98%
           09/30/98                    3.98%                      1.18%                     0.62%                     0.94%
           08/31/98                    3.34%                      1.23%                     0.53%                     0.60%
           07/31/98                    3.28%                      1.12%                     0.52%                     0.85%
           06/30/98                    2.76%                      1.14%                     0.58%                     0.81%
           05/31/98                    3.63%                      1.12%                     0.61%                     0.75%
           4/30/98                     3.46%                      1.03%                     0.63%                     0.69%
           3/31/98                     3.30%                      1.26%                     0.51%                     0.63%
           2/28/98                     6.09%                      1.42%                     0.59%                     0.52%
           1/31/98                     3.34%                      0.96%                     0.41%                     0.26%
           12/31/97                    3.17%                      0.86%                     0.36%                     0.01%
           11/30/97                    2.89%                      0.49%                     0.00%                     0.00%

      8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                  ----------------------------------------------------------------------------------
                                                        COLLECTION      3 COLLECTION     6 COLLECTION PERIODS     CUMULATIVE SINCE
                                                          PERIOD       PERIODS ENDING           ENDING              CUT-OFF DATE
                                                          JULY-00          JULY-00             JULY-00
                                                  ----------------------------------------------------------------------------------
        a.   Number of Liquidated Contracts              135              470                1,288                   8,142
        b.   Number of Liquidated
             Contracts as a Percentage
             of Initial Contracts                      0.178%           0.621%               1.703%                 10.763%
        c.   Required Payoff Amounts of
             Liquidated Contracts                     1,715,243        4,787,878           9,697,881              69,121,480
        d.   Liquidation Proceeds Allocated
             to Owner Trust                            188,674          854,535            1,651,824              11,108,089
        e.   Aggregate Current Realized
             Losses                                   1,526,569        3,933,343           8,046,057              58,013,391
        f.   Aggregate Current Realized
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance                         0.133%           0.343%               0.702%                 5.058%

 II.   INFORMATION REGARDING THE SECURITIES

      1.  SUMMARY OF BALANCE INFORMATION

             ----------------------------------------------------------------------------------------------
                                                             PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
                                 CLASS           COUPON          AUGUST 15, 2000        AUGUST 15, 2000
                                                  RATE            PAYMENT DATE            PAYMENT DATE
             ----------------------------------------------------------------------------------------------
        a.   Class A-1 Notes                      5.790000%      $          0              0.00000
        b.   Class A-2 Notes                      6.030000%      $          0              0.00000
        c.   Class A-3 Notes                      6.120000%      $          0              0.00000
        d.   Class A-4 Notes                      6.190000%      $153,344,248              0.58705
        e.   Class A-5 Notes                      6.751250%      $ 17,152,418              0.16336
        f.   Class B Notes                        6.450000%      $ 68,820,000              1.00000
        g.   Class C Notes (Quarterly Paying)     6.480000%      $ 34,410,000              1.00000
        h.   Total                                   N.A.        $273,726,666              0.23866


             --------------------------------------------------------------------------------
                                                  PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
                                 CLASS                 JULY 17, 2000          JULY 17, 2000
                                                       PAYMENT DATE           PAYMENT DATE
             --------------------------------------------------------------------------------
        a.   Class A-1 Notes                          $          0              0.00000
        b.   Class A-2 Notes                          $          0              0.00000
        c.   Class A-3 Notes                          $          0              0.00000
        d.   Class A-4 Notes                          $167,983,834              0.64310
        e.   Class A-5 Notes                          $ 18,789,938              0.17895
        f.   Class B Notes                            $ 68,820,000              1.00000
        g.   Class C Notes (Quarterly Paying)         $ 34,410,000              1.00000
        h.   Total                                    $290,003,772              0.25285



     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $273,726,666 and the CCA Balance is $29,670,025.



      2.  MONTHLY PRINCIPAL AMOUNT

          a.   Principal Balance of Notes                                                                     $290,003,772
               (End of Prior Collection Period)
          b.   Contract Pool Principal Balance (End of Collection Period)                                     $266,728,569
          c.   Monthly Principal Amount                                                                       $ 23,275,203
      3.  GROSS COLLECTIONS
          a.   Scheduled Payments Received                                                                    $ 15,547,107
          b.   Liquidation Proceeds Allocated to Owner Trust                                                  $    188,674
          c.   Required Payoff Amounts of Prepaid Contracts                                                   $  1,982,780
          d.   Required Payoff Amounts of Purchased Contracts                                                 $    -
          e.   Proceeds of Clean-up Call                                                                      $    -
          f.   Investment Earnings on Collection, Note Distribution and Class C Funding Accounts              $     59,617
          g.   Extension Fees Allocated to Owner Trust                                                        $    -
          h.   Total Gross Collections (sum of (a) through (g))                                               $ 17,778,178
      4.  DETERMINATION OF AVAILABLE FUNDS
          a.   Total Gross Collections                                                                        $ 17,778,178
          b.   Withdrawal from Cash Collateral Account                                                        $    313,911
          c.   Total Available Funds                                                                          $ 18,092,089
      5.  CLASS A-5 SWAP
          a.   Payment Details
               1- Class A-5 Assumed Fixed Rate                                                                    6.250000%
               2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                 0.0833333
               3- Class A-5 Interest Rate (Libor + .125%)                                                         6.751250%
               4- Class A-5 Interest Rate Day Count(Actual/360)                                                  0.0805556
               5- Class A-5 Principal Amount                                                                  $ 18,789,938
          b.   Net Payment Calculation
               1- Class A-5 Assumed Fixed Payment                                                             $     97,864
               2- Class A-5  Interest Payment                                                                 $    102,189
               3- Net Class A-5 Swap Payment From/(To) the Trust                                              $     (4,325)

      6.  APPLICATION OF AVAILABLE FUNDS

          -------------------------------------------------------------------------------------------------------------
                             ITEM                                 AMOUNT                   REMAINING AVAILABLE FUNDS
          -------------------------------------------------------------------------------------------------------------
          a.      Total Available Funds                                                           18,092,089
          b.      Servicing Fee                                        294,880                    17,797,208
          c.      Interest on Notes:
                  i)         Class A-1 Notes                             --                       17,797,208
                  ii)        Class A-2 Notes                             --                       17,797,208
                  iii)       Class A-3 Notes                             --                       17,797,208
                  iv)        Class A-4 Notes                           866,517                    16,930,692
                  v)         Class A-5 Swap Net Settlement              (4,325)                   16,935,017
                  vi)        Class A-5 Notes                           102,189                    16,832,828
                  vii)       Class B Notes                             369,908                    16,462,920
                  vii)       Class C Funding Account                   185,814                    16,277,106
          d.      Principal on Notes:
                  i)         Class A-1 Notes                              --                      16,277,106
                  ii)        Class A-2 Notes                              --                      16,277,106
                  iii)       Class A-3 Notes                              --                      16,277,106
                  iv)        Class A-4 Notes                        14,639,586                     1,637,520
                  v)         Class A-5 Notes                         1,637,520                          --
                  vi)        Class B Notes                                --                            --
                  vii)       Class C Funding Account                      --                            --
          e.      Deposit to Cash
                  Collateral Account                                      --                            --
          f.      Amount to be applied in
                  accordance with CCA
                  Loan Agreement                                          --                            --

          g.      Balance, if any, to Equity Certificates                 --                            --


      7.  ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO
          THE CLASS C FUNDING ACCOUNT

                  Collection Period                              May-00            June-00           July-00
                  Beginning Balance                                   0            185,814           371,628
                  Principal Deposited                                 0                  0                 0
                  Interest Deposited                            185,814            185,814           185,814
                  ------------------                            -------            -------           -------
                  Total Amount Available for Distribution       185,814            371,628           557,442
                  Amount Distributed                                  0                  0           557,442
                  ------------------                            -------            -------           -------
                  Ending Balance                                185,814            371,628                 0



      8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

          ----------------------------------------------------------------------------------------------------
                  ITEM                                           AMOUNT          REMAINING AVAILABLE FUNDS
          ----------------------------------------------------------------------------------------------------
          a.      Total Available Funds                                                   557,442
          b.      Interest to Class C Note Holders               557,442                        0
          c.      Principal to Class C Note Holders                    0                        0

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1.  BALANCE RECONCILIATION

          -----------------------------------------------------------------------------------------------------------
                                                                                     AUGUST 15, 2000
                                               ITEM                                   PAYMENT DATE
          -----------------------------------------------------------------------------------------------------------
          a.   Available Cash Collateral Amount (Beginning)                                    $  30,980,748
          b.   Deposits to Cash Collateral Account (II.5(f))                                   $      --
          c.   Withdrawals from Cash Collateral Account                                        $     313,911
          d.   Releases of Cash Collateral Account Surplus
               (Excess, if any of (a) plus (b) minus (c) over (f))                             $     996,812
          e.   Available Cash Collateral Amount (End)
               (Sum of (a) plus (b) minus (c) minus (d))                                       $  29,670,025
          f.   Requisite Cash Collateral Amount                                                $  29,670,025
          g.   Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))             $     --
      2.       CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a.   For Payment Dates from, and including, the
               December  1997 Payment Date  to,
               and including, the December 1998 Payment Date
               1) Initial Cash Collateral Amount                                               $  83,153,171
          b.   For Payment Dates from, and including, the
               November 1998 Payment Date until
                the Final Payment Date, the sum of
               1) 8.5% of the Contract Pool Principal Balance                                  $  22,671,928
               2) The Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance less the
                Contract Pool Principal Balance                                                $   6,998,097
               3) Total ((1) plus (2))                                                         $  29,670,025
          c.   Floor equal to the lesser of
               1) 2% of Cut-Off Date Contract Pool Principal
               Balance ($22,938,806); and                                                      $  22,938,806
               2) the Aggregate Principal Balance of the Notes                                 $ 273,726,666
          d.   Requisite Cash Collateral Amount                                                $  29,670,025
      3.       CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
          a.   Interest Shortfalls                                                             $       --
          b.   Principal Deficiency Amount                                                     $     313,911
          c.   Principal Payable at Stated Maturity Date of
               Class of Notes or Equity Certificates                                           $       --
          d.   Total Cash Collateral Account Withdrawals                                             313,911

 IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

             -----------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION          CLASS A-1           CLASS A-2        CLASS A-3           CLASS A-4
                                           AMOUNTS               NOTES               NOTES            NOTES               NOTES
             -----------------------------------------------------------------------------------------------------------------------
             1. Interest Due                                $   --                $   --          $   --               $   866,517
             2. Interest Paid                               $   --                $   --          $   --               $   866,517
             3. Interest Shortfall
             ((1) minus (2))                                $   --                $   --          $   --               $     --
             4. Principal Due                               $   --                $   --          $   --               $14,639,586
             5. Principal Paid                              $   --                $   --          $   --               $14,639,586
             6. Total Distribution Amount
             ((2) plus (4))                                 $  --                 $   --          $   --               $15,506,103

             -----------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION          CLASS A-5            CLASS B          CLASS C
                                           AMOUNTS               NOTES               NOTES            NOTES             TOTALS
             -----------------------------------------------------------------------------------------------------------------------
             1. Interest Due                                $  102,189            $369,908        $557,442             $1,896,055
             2. Interest Paid                               $  102,189            $369,908        $557,442             $1,896,055
             3. Interest Shortfall
             ((1) minus (2))                                $    --               $   --          $   --               $    --
             4. Principal Due                               $1,637,520            $   --          $   --               $16,277,106
             5. Principal Paid                              $1,637,520            $   --          $   --               $16,277,106
             6. Total Distribution Amount
             ((2) plus (4))                                 $1,739,709            $369,908        $557,442             $18,173,161


  V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

          -------------------------------------------------------------------------------------------------
                                                          AS OF END OF                  AS OF END OF
                                   ITEM                     JULY-00                       JUNE-00
                                                        COLLECTION PERIOD             COLLECTION PERIOD
          -------------------------------------------------------------------------------------------------
      1.  ORIGINAL CONTRACT CHARACTERISTICS
          a.   Original Number of Contracts                 75,651                         N.A.
          b.   Cut-Off Date Contract Pool
               Principal Balance                        $1,146,940,285                     N.A.

          c.   Original Weighted Average
                Remaining Term (in months)                   46.6                          N.A.
          d.   Weighted Average Original Term
               (in months)                                   53.7                          N.A.
      2.  CURRENT CONTRACT CHARACTERISTICS

          a.   Number of Contracts                          30,565                        32,306
          b.   Average Contract Principal Balance           $8,727                        $8,763
          c.   Weighted Average Remaining Term               22.7                          23.5

 VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

    -------------------------------------------------------------   -------------------------------------------------------
    PAYMENT DATE                                 SINCE ISSUE        PAYMENT DATE                         SINCE ISSUE
      PERIOD                                         CPR              PERIOD                                CPR
    -------------------------------------------------------------   -------------------------------------------------------
          1            December-97                -0.436%                     21        August-99         7.940%
          2             January-98                 5.709%                     22      September-99        8.047%
          3            February-98                 6.693%                     23       October-99         7.776%
          4              March-98                  6.904%                     24       November-99        7.545%
          5              April-98                  7.280%                     25       December-99        7.700%
          6               May-98                   7.462%                     25       January-00         7.607%
          7              June-98                   6.903%                     26       February-00        8.193%
          8              July-98                   7.298%                     27        March-00          8.215%
          9             August-98                  7.115%                     28        April-00          8.508%
         10            September-98                7.118%                     29         May-00           8.326%
         11             October-98                 6.694%                     30         June-00          8.519%
         12            November-98                 6.643%                     31         July-00          8.585%
         13            December-98                 7.065%                     32        August-00         8.417%
         14             January-99                 7.152%
         15            February-99                 7.261%
         16              March-99                  7.336%
         17              April-99                  7.666%
         18               May-99                   7.937%
         19              June-99                   7.515%
         20              July-99                   7.873%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 15, 2000.


   This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------------------------
                            Glenn Votek
                            Executive Vice President, and Treasurer